UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2019

EASTMAN CHEMICAL COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12626	62-1539359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wilcox Drive Kingsport, TN		37662
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (423) 229 - 2000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EMN	New York Stock Exchange
1.50% Notes Due 2023	EMN23	New York Stock Exchange
1.875% Notes Due 2026	EMN26	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 29, 2019, Eastman Chemical Company (the “Company”) announced that David A. Golden, Senior Vice President, Chief Legal & Sustainability Officer and Corporate Secretary, is retiring effective August 1, 2019 (the “Effective Date”). Clark L. Jordan, the Company’s Vice President, Global Trade & Compliance and Assistant General Counsel, will become interim Chief Legal Officer and Corporate Secretary. A copy of the Company’s press release announcing Mr. Golden’s retirement is included as Exhibit 99.1 and is incorporated herein by reference.

In connection with Mr. Golden’s retirement, the Company and Mr. Golden entered into an agreement dated July 29, 2019 (the “Retirement Agreement”). In addition to pension and other post-employment payments and benefits generally available to all similarly situated employees under the Company’s benefits plans, Mr. Golden will receive (i) continued base salary for fifty-two weeks following the Effective Date and (ii) in lieu of any payout for corporate and individual performance under the 2019 Unit Performance Plan (the “UPP”), an amount equal to 75% of his 2019 base salary, to be paid in 2020 on the date that 2019 UPP payouts, if any, are to be made to management-level employees. These and other terms of Mr. Golden’s retirement, including a waiver and release of the Company, customary confidentiality provisions, a two-year non-compete agreement, and agreement to cooperate with the Company as requested in certain matters, are contained in the Retirement Agreement to be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2019.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Number	Exhibit

99.1	July 29, 2019 Press Release Announcing Executive Retirement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN CHEMICAL COMPANY

Date: July 30, 2019	By:	/s/ Brian L. Henry
Brian L. Henry Senior Securities – Governance Counsel and Assistant Secretary